                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 28, 1997
                                                 -------------------------------


                        SIGNET STUDENT LOAN TRUST 1996-A
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                              33-94846-01                     56-0900030
--------                              -----------                     ----------
(State or other jurisdiction          (Commission                  (IRS Employer
of incorporation)                    File Number)            Identification No.)



                  c/o First Union National Bank, Administrator
         301 South College Street, Charlotte, North Carolina 28288-1075
--------------------------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code   (704) 374-2205


                7 North Eighth Street, Richmond, Virginia 23219
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS.

         On November 28, 1997, Signet Banking Corporation was merged into First Union Corporation (the "Corporation") and on November 28, 1997, Signet Bank, a Virginia banking corporation ("Signet"), was merged into First Union National Bank (the "Merger"). Pursuant to the Merger and under a Transfer and Assumption Agreement, First Union National Bank is the successor to Signet as depositor, seller, master servicer and administrator under (i) the Master Servicing Agreement, dated as of November 1, 1996, among Signet Student Loan Trust 1996-A, as issuer (the "Issuer"), Signet, as master servicer, and The First National Bank of Chicago, as eligible lender trustee (the "Eligible Lender Trustee");
(ii) the Loan Sale Agreement, dated as of November 1, 1997, among the Issuer, Signet, as seller, and Eligible Lender Trustee; (iii) the Trust Agreement, dated as of November 1, 1996, among Signet, as depositor, Signet Student Loan Corporation and the Eligible Lender Trustee and (iv) the Administration Agreement, dated as of November 1, 1996, among Signet, as administrator, the Issuer and The Bank of New York, as indenture trustee.

         In connection with the Merger, the principal address of the Registrant has been changed to Signet Student Loan Trust 1996-A, c/o First Union National Bank, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-1075, Attention: Mary Therese Whittaker. The former address was 7 North Eighth Street, Richmond, Virginia 23219. Any questions may be addressed to the attention of Mary Therese Whittaker who can be reached at (704) 374-2265.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits

                           99 Signet Student Loan Trust 1996-A Transfer and Assumption Agreement, dated as of November 28, 1997, among Signet Bank, First Union National Bank, Signet Student Loan Corporation, The First National Bank of Chicago, and The Bank of New York (Filed herewith).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SIGNET STUDENT LOAN TRUST 1996-A

                                By: First Union National Bank, as Administrator


                                     By: /s/  Mary Therese Whittaker
                                         --------------------------------
                                     Name: Mary Therese Whittaker
                                     Title:  Vice President


Dated:  December 22, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT

Date of Report                                            Commission File Number
November 28, 1997                                               33-94846-01


                        SIGNET STUDENT LOAN TRUST 1996-A

                                  EXHIBIT INDEX


Exhibit No.                Exhibit Description
-----------                -------------------

99 Signet Student Loan Trust 1996-A Transfer and Assumption Agreement, dated as of November 28, 1997, among Signet Bank, First Union National Bank, Signet Student Loan Corporation, The First National Bank of Chicago, and The Bank of New York (Filed herewith).